UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2008
Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 423-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Incorporated by reference is a press release issued by Merck & Co., Inc. (the “Company”) on December 9, 2008, attached as Exhibit 99.1, concerning the Company’s business briefing to analysts. Also incorporated by reference are Remarks given at the 2008 Annual Business Briefing by Richard T. Clark, Chairman of the Board, President and Chief Executive Officer of the Company, attached as Exhibit 99.2 and Annual Business Briefing Presentations given by certain senior executive officers of the Company on December 9, 2008, attached as Exhibit 99.3.
This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Additionally, the submission of this report on Form 8-K is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release issued December 9, 2008 regarding business briefing to analysts

Exhibit 99.2	Remarks given at the 2008 Annual Business Briefing by Richard T. Clark, Chairman of the Board, President and Chief Executive Officer of the Company

Exhibit 99.3	Annual Business Briefing Presentations given by certain senior executive officers of the Company on December 9, 2008

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., Inc.
Date: December 9, 2008	By:	/s/ Karl H. Wagner
Karl H. Wagner
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued December 9, 2008 regarding business briefing to analysts

99.2	Remarks given at the 2008 Annual Business Briefing by Richard T. Clark, Chairman of the Board, President and Chief Executive Officer of the Company

99.3	Annual Business Briefing Presentations given by certain senior executive officers of the Company on December 9, 2008